UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

________________________

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

________________________

Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 8, 2022 (the “Closing Date”), Simmons First National Corporation (the “Company”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of November 18, 2021 (the “Merger Agreement”), by and between the Company and Spirit of Texas Bancshares, Inc. (“Spirit”).

On the Closing Date, Spirit was merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). Immediately thereafter, Spirit’s subsidiary bank, Spirit of Texas Bank SSB, was merged with and into the Company’s subsidiary bank, Simmons Bank, with Simmons Bank continuing as the surviving bank. The Merger was described in the Registration Statement on Form S-4 (File No. 333-261842) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2021 and amended on January 18, 2022 (the “Registration Statement”).

At the effective time of the Merger, pursuant to the terms of the Merger Agreement, each share of common stock, no par value, of Spirit was converted into 1.0016722 shares of Class A Common Stock, $0.01 par value per share, of the Company (the “Company common stock”), with cash paid in lieu of fractional shares of Company common stock and to cash out Spirit stock options and warrants that were outstanding immediately prior to the effective time of the Merger.

The foregoing summary of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 11, 2022, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided pursuant to this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 18, 2021, by and between Simmons First National Corporation and Spirit of Texas Bancshares, Inc. (incorporated herein by reference to the Current Report on Form 8-K filed by Simmons First National Corporation on November 19, 2021)*
Exhibit 99.1	Press Release issued by Simmons First National Corporation on April 11, 2022.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 11, 2022	By:	/s/ James M. Brogdon
James M. Brogdon
Executive Vice President, Chief Financial Officer and Treasurer